Exhibit 23

                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

           As independent public accountants, we hereby consent to the incorporation by reference in the Registration Statement on Form S-8 of Guilford Mills, Inc. (the "Company") (which relates to the registration of 250,000 shares of common stock under the Company's 1991 Stock Option Plan) of our reports dated November 24, 1998, included in and incorporated by reference in the Company's Form 10-K for the year ended September 27, 1998.

                                                             ARTHUR ANDERSEN LLP

Greensboro, North Carolina
September 22, 1999







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